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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association (Jurisdiction of incorporation or organization if not a U.S. national bank)	94-1347393 (I.R.S. Employer Identification No.)
101 North Phillips Avenue Sioux Falls, South Dakota (Address of principal executive offices)	57104 (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)

REFCO GROUP LTD., LLC(1)
REFCO FINANCE INC.
(Exact name of obligor as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	52-2169014 20-1400416 (I.R.S. Employer Identification No.)
200 Liberty Street, Tower A New York, New York (Address of principal executive offices)	10281 (Zip code)

9% Senior Subordinated Notes Due 2012
(Title of the indenture securities)

(1)
See Table 1—List of additional obligors

Table 1

        Address of each of the Guarantors listed below is 200 Liberty Street, Tower A, New York, New York 10281

Guarantor	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Bersec International LLC	Delaware	52-2169015
Kroeck & Associates LLC	Delaware	36-4347337
Lind-Waldock Securities, LLC	Delaware	36-4347338
Market Educational Institute, LLC	Delaware	22-3836913
Marshall Metals, LLC	Delaware	52-2169020
Refco Administration, LLC	Delaware	52-2169052
Refco Capital Holdings, LLC	Delaware	52-2169021
Refco Capital Management, LLC	Delaware	52-2169050
Refco Capital Trading LLC	Delaware	52-2169049
Refco Capital LLC	Delaware	52-2169060
Refco F/X Associates, LLC	Delaware	52-2169046
Refco Financial, LLC	Delaware	52-2169047
Refco Fixed Assets Management, LLC	Delaware	52-2169022
Refco Global Capital Management LLC	Delaware	20-1717081
Refco Global Futures, LLC	Delaware	52-2169038
Refco Global Holdings, LLC	Delaware	52-2169057
Refco Information Services, LLC	Delaware	52-2169833
Refco Managed Futures, LLC	Delaware	11-3477632
Refco Mortgage Securities, LLC	Delaware	52-2169023
Refco Regulated Companies, LLC	Delaware	52-2169025
Summit Management, (Newco) LLC	Delaware	52-2169028
Westminster-Refco Management LLC	Delaware	52-2169030

Item 1.    General Information.    Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

    Comptroller of the Currency
    Treasury Department
    Washington, D.C.

    Federal Deposit Insurance Corporation
    Washington, D.C.

    Federal Reserve Bank of San Francisco
    San Francisco, California 94120

  (b)
  Whether it is authorized to exercise corporate trust powers.

    The trustee is authorized to exercise corporate trust powers.

Item 2.    Affiliations with Obligor.    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.    Foreign Trustee.    Not applicable.

Item 16.    List of Exhibits.    List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*
Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**
Exhibit 3.	See Exhibit 2
Exhibit 4.	Copy of By-laws of the trustee as now in effect.***
Exhibit 5.	Not applicable.
Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.
Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****
Exhibit 8.	Not applicable.
Exhibit 9.	Not applicable.

*
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****
Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the form S-3 dated August 24, 2004 of Digital River, Inc. file number 333-118519.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 8th day of October 2004.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ JOSEPH P. O'DONNELL Joseph P. O'Donnell Assistant Vice President

EXHIBIT 6

October 8, 2004

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

        In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,
WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ JOSEPH P. O'DONNELL Joseph P. O'Donnell Assistant Vice President

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  Exhibit 25.1